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                                                                EXHIBIT 10(ii)36



            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
              (A Capital Stock Company, herein called the Company)
             c/o American International Surplus Lines Agency, Inc.
                          Harborside Financial Center
                                  401 Plaza 3
                             Jersey City, NJ 07311


        INTERNATIONAL TECHNOLOGIES HAZARDOUS WASTE - POST-CLOSURE POLICY


 THIS IS A CLAIMS MADE AND REPORTED POLICY.  THIS POLICY HAS CERTAIN PROVISIONS
   AND REQUIREMENTS UNIQUE TO IT AND MAY BE DIFFERENT FROM OTHER POLICIES THE
      INSURED MAY HAVE PURCHASED.  DEFINED TERMS APPEAR IN BOLD FACE TYPE.


In consideration of the payment of the premium, in reliance upon the statements in the Declarations and Application made a part hereof and subject to all the terms of this Policy, the Company agrees with the Named Insured as follows:


                             SECTION I.  COVERAGES

POST-CLOSURE INSURANCE

1. Insuring Agreement.

Part A (Post-Closure).  The Company agrees to indemnify the Insured, or the
-----------------------
Regulatory Body, subject to the limits of liability of this Policy, for such Post-Closure Costs that the Regulatory Body instructs the Company to indemnify in writing. The Insured must be legally obligated to pay such Post-Closure Costs by reason of the Partial Closure or Final Closure of a Hazardous Waste Facility designated in Item 4 of the Declarations. Claims by the Insured, or the Regulatory Body, for such Post-Closure Costs must be first reported in writing to the Company during the Policy Period. This coverage applies only to Post-Closure Costs from the Partial Closure or Final Closure of a Hazardous Waste Facility and which arise on or after the Retroactive Date shown in Item 6 of the Declarations Page.

2. Exclusions.

This insurance does not apply to expenses, losses, liabilities of, or damages of any kind incurred by, accruing to, or alleged to be liabilities of the Insured, by reason of:

A. Any criminal or civil penalties imposed by reason of the violation of any law or regulation.

B. Any third-party claims for Bodily Injury or Property Damage or claims for damages of any nature.

C. Any expenses, charges or costs resulting from the defense and/or investigation of any liability or obligation for Post-Closure Costs hereunder. However, this exclusion shall not apply to any investigations required for compliance with the Post Closure Plan, including but not limited to investigation of ground water quality, hydrogeology, or chemical fate and transport.
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                         SECTION II.  CLAIMS PROVISIONS

It is a condition precedent to coverage that:


A. The Insured shall cooperate with the Company and, upon the Company's request, assist in obtaining information relative to any Claim made. The Insured shall not, except at his own cost, voluntarily make or approve any payments, assume any obligations or incur any expense relating to Post-Closure Costs which are not in accordance with the Post-Closure Plan without the Company's or the Regulatory Body's written permission.

B.   Any notices required by these conditions shall be sent to:

          Steven Lessick
          Attorney at Law
          P.O. Box 295
          Jersey City, NJ  07303

     or other address(es) as substituted by the Company in writing.

C. The Company, upon receipt of a Claim, shall review and issue payment within thirty-five (35) calendar days for any uncontested portion of a Claim. If a portion of the Claim is contested by the Company, the Company shall issue a Claim payment to the Named Insured for the uncontested portion of the Claim within thirty-five (35) days. The Insured agrees to work with the Company to resolve any discrepancy on a timely basis. In no event shall the Company take longer than thirty-five (35) days to issue a Claim payment to the Named Insured for Claims that have not been contested. If a Claim payment is made to the Named Insured, and all or part of the Claim is still in dispute, the Insured agrees to continue to provide information to the Company to resolve the discrepancy. Any necessary monetary adjustment shall be reconciled with adjustments to future Claim payments. If any Claim payments remain in dispute at the end of six months after submission of a Claim, the Named Insured and the Company agree to settle the outstanding Claim through arbitration in accordance with the rules and regulations outlined in the American Arbitration Association guidelines.



                           SECTION III.  DEFINITIONS

A. Bodily Injury means: bodily injury, sickness, disease, fear of sickness or disease, mental anguish and mental injury, emotional distress, psychic injury, or disability including care, loss of services or death resulting from any of the foregoing.

B. Claim means: A request by the Insured or the Regulatory Body for payment of a statement or bill of expenditures made for Post-Closure Costs by reason of a Partial Closure or Final Closure of a Hazardous Waste Facility in accordance with its Post-Closure Plan, provided that such request:

     (a) is first submitted in writing to the Regulatory Body for approval during the Policy Period; and

     (b) is first reported in writing to the Company during the Policy Period.

C. Closure Plan means the written closure plan attached to the Policy as Appendix A and made a part hereof, prepared in order to comply with federal regulations promulgated under the Resource Conservation and Recovery Act (contained at 40 C.F.R. Part, 260 et seq.), or other applicable federal, state or local regulations regarding closure or corrective action at hazardous

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     waste facilities and provided that such Plan shall first have been approved by the Regulatory Body.

D. Final Closure means the closure of all Hazardous Waste Management Units at a Hazardous Waste Facility pursuant to the Closure Plan.

E. Hazardous Waste Facility (or Facility) means the entire facility designated by legal description in Item 4 of the Declarations which has received authorization from the Regulatory Body to engage in the treatment, storage or disposal of hazardous waste and which includes one or more Hazardous Waste Management Unit(s) on, within or under such facility.

F. Hazardous Waste Management Unit means a surface impoundment, waste pile, land treatment area, landfill cell, incinerator, tank and its associated piping and underlying containment system, and container storage area, or other contiguous area of land on or in which hazardous waste is placed, or the largest area in which there is significant likelihood of mixing hazardous waste constituents in the same area. Such unit must be located
     on, within or under a Hazardous Waste Facility.   A container alone does
     not constitute a unit; the unit includes containers and the land or pad upon which they are placed.

G. Insured means the Named Insured, and any director, officer, partner or employee thereof while acting within the scope of his/her duties as such, and any person or entity designated as an additional insured by an endorsement issued to form a part of this Policy.

H. Most Recent Published Investment Rate means the last published investment rate prior and closest in time to the date upon which the Company becomes obligated to make payment for Post-Closure Costs.

I. Named Insured means the person or entity designated as such in Item 1 of the Declarations.


J. Partial Closure means the closure pursuant to the Closure Plan of one or more Hazardous Waste Management Units at a Hazardous Waste Facility which contains other Hazardous Waste Management Units which remain active.

K. Policy Period means the period set forth in Item 2 of the Declarations, or any shorter period arising as a result of cancellation of this Policy.

L. Post-Closure Costs means all expenses specifically identified in or necessary to comply with the Post-Closure Plan approved by the Regulatory Body, including but not limited to labor, fringe, overhead, contractor or subcontractor costs associated with Facility maintenance, operation and maintenance of ground water remediation and water management systems; repair and monitoring, regulatory oversight fees; utilities, and final closure of post closure units such as evaporation basins and solar evaporators.

M. Post-Closure Plan means the written post-closure plan attached to this Policy as Appendix B and made a part hereof, and prepared in order to comply with federal regulations promulgated under the Resource Conservation and Recovery Act (contained at 40 C.F.R. Part 260 et seq.), or other applicable federal, state or local regulations regarding post-closure or corrective action at hazardous waste facilities, including all revisions, amendments, modifications or directives required in writing by the Regulatory Body, and provided that such plan shall first have been approved by the Regulatory Body.

N.  Property Damage means:   (a) Physical injury to, or destruction of
    tangible property, including loss of use, profits or investments or diminution in value of; (b) the loss of use of tangible property or rights of any nature, whether related to tangible property or not.

O. Regulatory Body means the Regional Administrator of the United States Environmental Protection Agency for the EPA region in which the Hazardous Waste Facility named in Item 4


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     of the Declarations is located, or any person or State Agency designated by the Regional Administrator, or any agency which is now or becomes responsible for the supervision of the Final Closure, Partial Closure or Post Closure of the Hazardous Waste Facility or any aspect thereof necessary to comply with the Post Closure Plan, including but not limited to the Department of Toxic Substances Control and Regional Water Quality Control Board.

                 SECTION IV.  LIMIT OF LIABILITY AND DEDUCTIBLE

A. With respect to all Hazardous Waste Facility(ies) shown in the Declarations, the Company's total liability for all Post Closure Costs under Section I Coverage Post-Closure Insurance, Part A (Post-Closure) of the Insuring Agreement from all Claims shall not exceed the limit of liability shown in Item 3 of the Declarations.

B. The sublimits of liability shown in the Declarations for Part A (Post-Closure) of Section I Coverages Post-Closure Insurance with respect to each Hazardous Waste Facility are separate limits of liability which are in addition to each other.

C. Provided that the premium as determined by the Company has been paid in full within thirty (30) calendar days of when due, the limit of liability for each Hazardous Waste Facility, with respect to Section I Coverage Post-Closure Insurance, Part A (Post-Closure) under the Insuring Agreement, shall increase annually, as follows: Beginning from the date the Company becomes obligated under this Policy to indemnify Post-Closure Costs, the increase in the Part A (Post-Closure) limit of liability for such Hazardous Waste Facility shall be equivalent to the existing limit of liability, less any payments made under this Part A limit, multiplied by an amount equivalent to 85 percent (85%) of the Most Recent Published Investment Rate for newly issued 26-week Treasury securities.

                             SECTION V.  TERRITORY

This Policy only applies to a Claim arising from Post-Closure Costs incurred at Hazardous Waste Facilities located in the United States, its territories or possessions, or Canada, and only if such Claim are made or brought in the United States, its territories or possessions, or Canada.


                            SECTION VI.  CONDITIONS

A. Inspection and Audit - The Company shall be permitted but not obligated to inspect, sample and monitor on a continuing basis the Insured's property or operations, at any time. Neither the Company's right to make inspections, sample and monitor, nor the actual undertaking thereof nor any report thereon, shall constitute an undertaking, on behalf of the Insured or others, to determine or warrant that property or operations are safe, healthful or conform to acceptable engineering practice or are in compliance with any law, rule or regulation. The Company or its designee may examine and audit the Insured's books and records at any time during the Policy Period and extensions thereof, as far as they relate to the subject matter of this insurance, and within any periods of Final Closure, Partial Closure or post-closure for which coverage is provided whether Insurance of this Policy has expired.

B. Cancellation - The Company shall not cancel, terminate or fail to renew the coverages provided herein except for failure to pay the full premium in accordance with the schedule shown in Item 5 in the Declarations. The Company shall notify the Insured and the Regulatory Body of its intent to cancel, terminate or not to renew by sending, by certified mail, to the Insured at the address shown in this policy and to the Regulatory Body, written notice stating the date not less than 120 days thereafter allowing time for receipt of notice on which such cancellation, termination or failure to renew shall be effective. Cancellation, termination, or failure to renew will not occur and the policy will remain in full force and effect in the event that on or before the date of expiration:

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                                       4
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     1. The DTSC deems the facility/TTU abandoned; or

     2. The permit is terminated or revoked or a new permit is denied by the DTSC; or

     3. Closure is ordered by the DTSC; or any other State or Federal agency, or a court of competent jurisdiction; or

     4. The owner or operator is named as a debtor in a voluntary or involuntary proceeding under Title 11 (Bankruptcy) U.S. Code; or

     5. The premium due is paid.

     This policy may be cancelled by the Named Insured pursuant to applicable statute and written approval by DTSC by surrender thereof to the Company or any of its authorized agents or by mailing to the Company written notice stating the date thereafter the cancellation shall be effective. The mailing of notice as aforesaid shall be sufficient proof of notice. The time of surrender or the effective date and hour of cancellation stated in the notice shall become the end of the Policy Period.

     In the event of (i) cancellation or nonrenewal by the Insured or (ii) cancellation by the Company for nonpayment of premium, the full Insurance Premium shown in Item 5 of the Declarations shall be deemed earned and the unpaid portion thereof shall be immediately due and payable. Upon the effective date of cancellation by the Insured, all indemnity obligations on the part of the Company hereunder shall automatically cease and the Insured shall have no further recourse against the Company with respect to unpaid losses.

C. Representations - By acceptance of this Policy, the Insured agrees that the statements in the Declarations and Application(s) are their agreements and representations, that this Policy is issued in reliance upon the truth of such representations and that this Policy embodies all agreements existing between the Insured and the Company or any of its agents relating to this insurance.

D. Action Against Company - No third-party action shall lie against the Company, unless as a condition precedent thereto, there shall have been full compliance with all of the terms of this Policy, nor until the amount of the Insured's obligation to pay shall have been finally determined either by judgment against the Insured after actual trial or by written agreement of the Insured, the claimant or regulatory body and the Company.

     Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this Policy to the extent of the insurance afforded by this Policy. No person or organization shall have any right under this Policy to join the Company as a party to any action against the Insured to determine the Insured's liability, nor shall the Company be impleaded by the Insured or his legal representative. Bankruptcy or insolvency of the Insured or of the Insured's estate shall not relieve the Company of any of its obligations hereunder.

E. Assignment - This Policy may be assigned to a successor owner or operator of a Hazardous Waste Facility designated in Item 4 of the Declarations, provided that the Company consents to the assignment, which consent shall not be unreasonably withheld.

F. Subrogation: In the event of any payment of this Policy, the Company shall be subrogated to all the Insured's rights of recovery therefor against any person or organization and the Insured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The Insured shall do nothing after a Claim to prejudice such rights.


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     The Company agrees to the following exceptions to the above and waives subrogation:

     1. as to any and all rights of recovery which the Insured may have against former clients and generators of waste at the Hazardous Waste Facility(ies), unless the Insured having such right of recovery shall give its written consent to the Company to be subrogated thereto and the Insured shall have the sole right to determine whether such consent is given; and

     2. as to any rights of recovery which the Insured may have against any predecessor or affiliate of the Insured, including any insurer thereof, unless the Insured having such right of recovery shall give its written consent to the Company to be subrogated thereto and the Insured shall have the sole right to determine whether such consent is given.


G. Changes - Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy or stop the Company from asserting any right under the terms of this Policy; nor shall the terms of this Policy be waived or changed, except by endorsement issued to form a part of this Policy.

H. Sole Agent - The Named Insured first listed in Item 1 of the Declarations shall act on behalf of all other Insureds, if any, for the payment or return of premium, receipt and acceptance of any endorsement issued to form a part of this Policy, giving and receiving notice of cancellation or nonrenewal.

I. Other Insurance - This insurance is primary, and the Company's obligations as a primary insurer are not affected by any other insurance that may be primary.

J. Premium - The full policy premium for coverage hereunder shall be payable in accordance with the schedule set forth in Item 5 of the Declarations. It is an absolute condition that the full amount of each premium installment be actually received by the Company in accordance with said schedule to be or continue to be effective

K. Renewal of Coverage - Coverage may be renewed with a subsequent policy which provides limits of liability no less than those contained in this Policy, and which is issued by the Company at the expiration of the Policy Period stated in the Declarations of this Policy, subject to the cancellation provisions set forth in this Section.

                          SECTION VII. SERVICE OF SUIT

L. Service of Suit - It is agreed that in the event of failure of the Company to pay any amount claimed to be due hereunder, the Company, at the request of the Insured, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute a waiver of the Company's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon Counsel, Legal Department, American International Specialty Lines Insurance Company, c/o American International Surplus Lines Agency, Inc., Harborside Financial Center, 401 Plaza 3, Jersey City, NJ 07311, or his or her representative, and that in any suit instituted against the Company upon this contract, the Company will abide by the final decision of such court or of any appellate court in the event of any appeal.

    Further, pursuant to any statute of any state, territory, or district of the United States which makes provision therefor, the Company hereby designates the Superintendent, Commissioner, or Director of Insurance, other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in

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    any action, suit or proceeding instituted by or on behalf of the Insured or any beneficiary hereunder arising out of this contract of insurance, and hereby designates the above named counsel as the person to whom the said officer is authorized to mail such process or a true copy thereof.


IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its president and secretary and signed on the Declarations page by a duly authorized representative or countersigned in states where applicable.

___________________                  _____________________
     Secretary                             President










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                                ENDORSEMENT NO.


This endorsement, effective 12:01 AM,

Forms a part of Policy No:

Issued to:

By:

                    NOTIONAL COMMUTATION ACCOUNT ENDORSEMENT
                    ----------------------------------------

         THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY

The Insurer will maintain a notional commutation account balance calculated as follows:

                 1.  80.30% of the Deposit Premium paid; plus
                 2.  Interest credited as per below; less
                     100% of losses paid by the Company.

The notional commutation account, if positive, will earn interest at a rate equal to the one year United States Treasury Bill rate prevailing on the first day of each anniversary year. The interest shall be applied to the average daily balance of the notional commutation account and the interest will be compounded quarterly. The interest credit shall be calculated at each annual anniversary.

Subject to the approval of the California DTSC and the conditions contained within this policy, and in particlular the condition that cancellation can only occur in accordance with applicable local, state and fedederal stautes. On the fifth and subsequent anniversaries of contract inception, the Insured may elect to commute this contract. If the Insured so elects, the Insurer will pay the Insured an amount equal to 100% of the commutation account balance in return for a complete release of liability for all claims whether known or unknown. It will be the Insured's responsibility to obtain alternate financial assurance if this policy is commuted by the Insured.

Upon commutation of this contract, the Insurer will also reassign all of the remaining annuity payments from the annuities accepted as premium payment and referenced on Item 5 on the declarations page.

If, at the expiration of this Policy, there is a positive balance in the Commutation Account, the Named Insured may elect to use such funds as premium towards the renewal of this Policy. Such renewal Policy's terms and conditions will be negotiated at the time of binding.



All other terms, conditions and exclusions shall remain the same.





                                       -------------------------------
                                          AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)

            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
              (A Capital Stock Company, herein called the Company)
             c/o American International Surplus Lines Agency, Inc.
                          Harborside Financial Center
                                  401 Plaza 3
                             Jersey City, NJ 07311


        INTERNATIONAL TECHNOLOGIES HAZARDOUS WASTE - Post-CLOSURE POLICY


 THIS IS A CLAIMS MADE AND REPORTED POLICY.  THIS POLICY HAS CERTAIN PROVISIONS
   AND REQUIREMENTS UNIQUE TO IT AND MAY BE DIFFERENT FROM OTHER POLICIES THE
      INSURED MAY HAVE PURCHASED.  DEFINED TERMS APPEAR IN BOLD FACE TYPE.


In consideration of the payment of the premium, in reliance upon the statements in the Declarations and Application made a part hereof and subject to all the terms of this Policy, the Company agrees with the Named Insured as follows:


                             SECTION I.  COVERAGES

Post-CLOSURE INSURANCE

1. Insuring Agreement.

Part A (Post-Closure).  The Company agrees to indemnify the Insured, or the
----------------------
Regulatory Body, subject to the limits of liability of this Policy, for such Post-Closure Costs. The Insured must be legally obligated to pay such Post-Closure Costs by reason of the Partial Closure or Final Closure of a Hazardous Waste Facility designated in Item 4 of the Declarations. Claims by the Insured, or the Regulatory Body, for such Post-Closure Costs must be first reported in writing to the Company during the Policy Period. This coverage applies only to Post-Closure Costs from the Partial Closure or Final Closure of a Hazardous Waste Facility and which arise on or after the Retroactive Date shown in Item 6 of the Declarations Page.

2. Exclusions.

This insurance does not apply to expenses, losses, liabilities of, or damages of any kind incurred by, accruing to, or alleged to be liabilities of the Insured, by reason of:

A. Any criminal or civil penalties imposed by reason of the violation of any law or regulation.

B. Any third-party claims for Bodily Injury or Property Damage or claims for damages of any nature.

C. Any expenses, charges or costs resulting from the defense and/or investigation of any liability or obligation for Post-Closure Costs hereunder. However, this exclusion shall not apply to any investigations required for compliance with the Post Closure Plan, including but not limited to investigation: of ground water quality, hydrogeology, chemical fate and transport.


               Copyright, American Internation Group, Inc., 1999

                         SECTION II.  CLAIMS PROVISIONS

It is a condition precedent to coverage that:

A. The Insured shall cooperate with the Company and, upon the Company's request, assist in obtaining information relative to any Claim made. The Insured shall not, except at his own cost, voluntarily make or approve any payments, assume any obligations or incur any expense relating to Post-Closure Costs which are not in accordance with the Post-Closure Plan without the Company's or the Regulatory Body's written permission.

B.  Any notices required by these conditions shall be sent to:

         Steven Lessick
         Attorney at Law
         P.O. Box 295
         Jersey City, NJ  07303

    or other address(es) as substituted by the Company in writing.

C. The Company, upon receipt of a Claim, shall review and issue payment within thirty-five (35) calendar days for any uncontested portion of a Claim. If a portion of the Claim is contested by the Company, the Company shall issue a Claim payment to the Named Insured for the uncontested portion of the Claim within thirty (30) business days. The Insured agrees to work with the Company to resolve any discrepancy on a timely basis. In no event shall the Company take longer than thirty (30) business days to issue a Claim payment to the Named Insured for Claims that have not been contested. If a Claim payment is made to the Named Insured, and all or part of the Claim is still in dispute, the Insured agrees to continue to provide information to the Company to resolve the discrepancy. Any necessary monetary adjustment shall be reconciled with adjustments to future Claim payments. If any Claim payments remain in dispute at the end of six months after submission of a Claim, the Named Insured and the Company agree to settle the outstanding Claim through arbitration in accordance with the rules and regulations outlined in the American Arbitration Association guidelines.


                          SECTION III.  DEFINITIONS

A. Bodily Injury means: bodily injury, sickness, disease, fear of sickness or disease, mental anguish and mental injury, emotional distress, psychic injury, or disability including care, loss of services or death resulting from any of the foregoing.

B. Claim means: A request by the Insured or the Regulatory Body for payment of a statement or bill of expenditures made for Post-Closure Costs by reason of a Partial Closure or Final Closure of a Hazardous Waste Facility in accordance with its Post-Closure Plan, provided that such request:

    (a) is first submitted in writing to the Regulatory Body for approval during the Policy Period; and

    (b)  is first reported in writing to the Company during the Policy Period.

C. Closure Plan means the written closure plan attached to the Policy as Appendix A and made a part hereof, prepared in order to comply with federal regulations promulgated under the Resource Conservation and Recovery Act (contained at 40 C.F.R. Part, 260 et seq., or other applicable federal, state or local regulations regarding closure, post-closure care or corrective


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    action at hazardous waste facilities and provided that such Plan shall first have been approved by the Regulatory Body.

D. Final Closure means the closure of all Hazardous Waste Management Units at a Hazardous Waste Facility pursuant to the Closure Plan.

E. Hazardous Waste Facility (or Facility) means the entire facility designated by legal description in Item 4 of the Declarations which has received authorization from the Regulatory Body to engage in the treatment, storage or disposal of hazardous waste and which includes one or more Hazardous Waste Management Unit(s) on, within or under such facility.

F. Hazardous Waste Management Unit means a surface impoundment, waste pile, land treatment area, landfill cell, incinerator, tank and its associated piping and underlying containment system, and container storage area, or other contiguous area of land on or in which hazardous waste is placed, or the largest area in which there is significant likelihood of mixing hazardous waste constituents in the same area. Such unit must be located
    on, within or under a Hazardous Waste Facility.   A container alone does
    not constitute a unit; the unit includes containers and the land or pad upon which they are placed.

G. Insured means the Named Insured, and any director, officer, partner or employee thereof while acting within the scope of his/her duties as such, and any person or entity designated as an additional insured by an endorsement issued to form a part of this Policy.

H. Most Recent Published Investment Rate means the last published investment rate prior and closest in time to the date upon which the Company becomes obligated to make payment for Post-Closure Costs.

I. Named Insured means the person or entity designated as such in Item 1 of the Declarations.

J. Partial Closure means the closure pursuant to the Closure Plan of one or more Hazardous Waste Management Units at a Hazardous Waste Facility which contains other Hazardous Waste Management Units which remain active.

K. Policy Period means the period set forth in Item 2 of the Declarations, or any shorter period arising as a result of cancellation of this Policy.

L. Post-Closure Costs means all expenses specifically identified in or necessary to comply with the Post-Closure Plan approved by the Regulatory Body, including but not limited to labor, fringe, overhead, contractor or subcontractor costs associated with Facility maintenance, operation and maintenance of ground water remediation and water management systems; repair and monitoring, regulatory oversight fees; utilities, and final closure of post closure units such as evaporation basins and solar evaporators.

M. Post-Closure Plan means the written post-closure plan attached to this Policy as Appendix B and made a part hereof, and prepared in order to comply with federal regulations promulgated under the Resource Conservation and Recovery Act (contained at 40 C.F.R. Part 260 et seq., or other applicable federal, state or local regulations regarding post-closure care or corrective action at hazardous waste facilities, including all revisions, amendments, modifications or directives required in writing by the Regulatory Body, and provided that such plan shall first have been approved by the Regulatory Body.

N.  Property Damage means:   (a) Physical injury to, or destruction of
    tangible property, including loss of use, profits or investments or diminution in value of; (b) the loss of use of tangible property or rights of any nature, whether related to tangible property or not.

O. Regulatory Body means the Regional Administrator of the United States Environmental Protection Agency for the EPA region in which the Hazardous Waste Facility named in Item 4


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    of the Declarations is located, or any person or State Agency designated by the Regional Administrator, or any person or State Agency designated by the Regional Administrator, or any agency which is now or becomes responsible for the supervision of the Final Closure, Partial Closure or Post Closure of the Hazardous Waste Facility or any aspect thereof necessary to comply with the Post Closure Plan, including but not limited to the Department of Toxic Substances Control and Regional Water Quality Control Board.


                 SECTION IV.  LIMIT OF LIABILITY AND DEDUCTIBLE

A. With respect to all Hazardous Waste Facilities shown in the Declarations, the Company's total liability for all Post Closure Costs under Section I Coverage Post-Closure Insurance, Part A (Post-Closure) of the Insuring Agreement from all Claims shall not exceed the limit of liability shown in
    Item 3 of the Declarations.

B. The sublimits of liability shown in the Declarations for Part A (Post-Closure) of Section I Coverages Post-Closure Insurance with respect to each Hazardous Waste Facility are separate limits of liability which are in addition to each other. The Umbrella Aggregate Limit shown in the Declarations, $5,460,175., is a separate limit from the facility sublimits and it may be applied to any or all facilities.

C. Provided that the premium as determined by the Company has been paid in full within thirty (30) calendar days of when due, the limit of liability for each Hazardous Waste Facility, with respect to Section I Coverage Post-Closure Insurance, Part A (Post-Closure) under the Insuring Agreement, shall increase annually, as follows: Beginning from the date the Company becomes obligated under this Policy to indemnify Post-Closure Costs, the increase in the Part A (Post-Closure) limit of liability for such Hazardous Waste Facility shall be equivalent to the existing limit of liability, less any payments made under this Part A limit, multiplied by an amount equivalent to 85 percent (85%) of the Most Recent Published Investment Rate for newly issued 26-week Treasury securities.


                             SECTION V.  TERRITORY

This Policy only applies to a Claim arising from Post-Closure Costs incurred at Hazardous Waste Facilities located in the United States, its territories or possessions, or Canada, and only if such Claim are made or brought in the United States, its territories or possessions, or Canada.


                            SECTION VI.  CONDITIONS

A. Inspection and Audit - The Company shall be permitted but not obligated to inspect, sample and monitor on a continuing basis the Insured's property or operations, at any time. Neither the Company's right to make inspections, sample and monitor, nor the actual undertaking thereof nor any report thereon, shall constitute an undertaking, on behalf of the Insured or others, to determine or warrant that property or operations are safe, healthful or conform to acceptable engineering practice or are in compliance with any law, rule or regulation. The Company or its designee may examine and audit the Insured's books and records at any time during the Policy Period and extensions thereof, as far as they relate to the subject matter of this insurance, and within any periods of Final Closure, Partial Closure or post-closure for which coverage is provided whether Insurance of this Policy has expired.

B. Cancellation - The Company shall not cancel, terminate or fail to renew the coverages provided herein except for failure to pay the full premium in accordance with the schedule shown in Item 5 in the Declarations. The Company shall notify the Insured of its intent to cancel, terminate or not


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   to renew by sending, by certified mail, to the Insured at the address shown in this policy, written notice stating the date not less than 120 days thereafter allowing time for receipt of notice on which such cancellation, termination or failure to renew shall be effective.

   This policy may be cancelled by the Named Insured pursuant to applicable statute by surrender thereof to the Company or any of its authorized agents or by mailing to the Company written notice stating the date thereafter the cancellation shall be effective. The mailing of notice as aforesaid shall be sufficient proof of notice. The time of surrender or the effective date and hour of cancellation stated in the notice shall become the end of the Policy Period.

   In the event of (i) cancellation or nonrenewal by the Insured or (ii) cancellation by the Company for nonpayment of premium, the full Insurance Premium shown in Item 5 of the Declarations shall be deemed earned and the unpaid portion thereof shall be immediately due and payable. Upon the effective date of cancellation by the Insured, all indemnity obligations on the part of the Company hereunder shall automatically cease and the Insured shall have no further recourse against the Company with respect to unpaid losses.

C. Representations - By acceptance of this Policy, the Insured agrees that the statements in the Declarations and Application(s) are their agreements and representations, that this Policy is issued in reliance upon the truth of such representations and that this Policy embodies all agreements existing between the Insured and the Company or any of its agents relating to this insurance.

D. Action Against Company - No third-party action shall lie against the Company, unless as a condition precedent thereto, there shall have been full compliance with all of the terms of this Policy, nor until the amount of the Insured's obligation to pay shall have been finally determined either by judgment against the Insured after actual trial or by written agreement of the Insured, the claimant or regulatory body and the Company.

   Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this Policy to the extent of the insurance afforded by this Policy. No person or organization shall have any right under this Policy to join the Company as a party to any action against the Insured to determine the Insured's liability, nor shall the Company be impleaded by the Insured or his legal representative. Bankruptcy or insolvency of the Insured or of the Insured's estate shall not relieve the Company of any of its obligations hereunder.

E. Assignment - This Policy may be assigned to a successor owner or operator of a Hazardous Waste Facility designated in Item 4 of the Declarations, provided that the Company consents to the assignment, which consent shall not be unreasonably withheld.

F. Subrogation - In the event of any payment of this Policy, the Company shall be subrogated to all the Insured's rights of recovery therefor against any person or organization and the Insured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The Insured shall do nothing after a Claim to prejudice such rights.

   The Company agrees to the following exceptions to the above and waives subrogation:

   1. as to any and all rights of recovery which the Insured may have against former clients and generators of waste at the Hazardous Waste Facility(ies), unless the Insured having such right of recovery shall give its written consent to the Company to be subrogated thereto and the Insured shall have the sole right to determine whether such consent is given; and

   2. as to any rights of recovery which the Insured may have against any predecessor or affiliate of the Insured, including any insurer thereof, unless the Insured having such


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      right of recovery shall give its written consent to the Company to be subrogated thereto and the Insured shall have the sole right to determine whether such consent is given.

G. Changes - Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy or estop the Company from asserting any right under the terms of this Policy; nor shall the terms of this Policy be waived or changed, except by endorsement issued to form a part of this Policy.

H. Sole Agent - The Named Insured first listed in Item 1 of the Declarations shall act on behalf of all other Insureds, if any, for the payment or return of premium, receipt and acceptance of any endorsement issued to form a part of this Policy, giving and receiving notice of cancellation or nonrenewal.

I. Other Insurance - Where other insurance is available to the Named Insured for Post-Closure Costs covered under the terms and conditions of the Policy, the Company's obligation to the Insured shall be as follows:

     (1) This insurance is primary with respect to other valid and collectible insurance available to any Named Insured. The Company's obligations are not affected unless any of the other insurance is also primary and recovery under such insurance results from a Post-Closure Cost arising after the inception date of this Policy. In that case, the Company will share with all such other insurance by the method described in paragraph (2) below.

     (2) Where this insurance is excess insurance, the Company will pay only its share of the amount of Post-Closure Costs, if any, that exceeds the total amount of all such valid insurance.

     The Insured shall promptly upon request of the Company provide the Company with copies of all policies potentially applicable against the liability covered by this Policy.

J. Premium - The full policy premium for coverage hereunder shall be payable in accordance with the schedule set forth in Item 5 of the Declarations. It is an absolute condition that the full amount of each premium installment be actually received by the Company in accordance with said schedule to be or continue to be effective

K. Renewal of Coverage - Coverage may be renewed with a subsequent policy which provides limits of liability no less than those contained in this Policy, and which is issued by the Company at the expiration of the Policy Period stated in the Declarations of this Policy, subject to the cancellation provisions set forth in this Section.


                          SECTION VII. SERVICE OF SUIT

L. Service of Suit - It is agreed that in the event of failure of the Company to pay any amount claimed to be due hereunder, the Company, at the request of the Insured, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute a waiver of the Company's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon Counsel, Legal Department, American International Specialty Lines Insurance Company, c/o American International Surplus Lines Agency, Inc., Harborside Financial Center, 401 Plaza 3, Jersey City, NJ 07311, or his or her representative, and that in any suit instituted against the Company upon this contract, the Company will abide by the final decision of such court or of any appellate court in the event of any appeal.

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    Further, pursuant to any statute of any state, territory, or district of the
    United States which makes provision therefor, the Company hereby designates the Superintendent, Commissioner, or Director of Insurance, other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Insured or any beneficiary hereunder arising out of this contract of insurance, and hereby designates the above named counsel as the person to whom the said officer is authorized to mail such process or a true copy thereof.

IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its president and secretary and signed on the Declarations page by a duly authorized representative or countersigned in states where applicable.



________________________        __________________________
       Secretary                         President


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                                       7
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                                ENDORSEMENT NO.


This endorsement, effective 12:01 AM,

Forms a part of Policy No:

Issued to:

By:

                    NOTIONAL COMMUTATION ACCOUNT ENDORSEMENT
                    ----------------------------------------

         THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY

The Insurer will maintain a notional commutation account balance calculated as follows:

                 1.  80.30% of the Deposit Premium paid; plus
                 2.  90% of the Annuity Payments; less
                     100% of losses paid by the Company.

The notional commutation account, if positive, will earn interest at a rate equal to the one year United States Treasury Bill rate prevailing on the first day of each anniversary year. The interest shall be applied to the average daily balance of the notional commutation account and the interest will be compounded quarterly. The interest credit shall be calculated at each annual anniversary.

On the fifth and subsequent anniversaries of contract inception, the insured may elect to commute this contract. If the Insured so elects, the Insurer will pay the Insured an amount equal to 100% of the commutation account balance in return for a complete release of liability for all claims whether known or unknown. It will be the insured's responsibility to obtain alternate financial assurance if this policy is commuted by the Insured.

Upon commutation of this contract, the Insurer will also reassign all of the remaining annuity payments from the annuities accepted as premium payment and referenced on Item 5 on the declarations page.

If, at the expiration of this Policy, there is a positive balance in the Commutation Account, the Named Insured may elect to use such funds as premium towards the renewal of this Policy. Such renewal Policy's terms and conditions will be negotiated at the time of binding.


All other terms, conditions and exclusions shall remain the same.


                                       -------------------------
                                        AUTHORIZED REPRESENTATIVE
                              or countersignature (in states where applicable)